[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.8

150 Monument Road, Suite 207

Bala Cynwyd, PA 19004

March 29, 2019

Wake Forest University Health Sciences

Medical Center Boulevard
Winston-Salem, North Carolina 27157
Attention: Chief Innovation Officer

Dear Sir/Madam:

Reference is made to that certain License Agreement dated as of November 30, 2016 (the “Agreement”) and an Amendment to such License Agreement dated November 28, 2017 (the “Amendment No. 1”), by and among Chondrial Therapeutics IP, LLC and Wake Forest University Health Sciences.

By their signatures below and for good and valuable consideration, the parties hereby acknowledge and agree as follows:

1.Diligence-Section 5.2 Amendment.

The parties desire, effective as of the date hereof, to amend Section 5.2 of the Agreement by replacing paragraphs 3 and 4 with the following language:

[***].

[***].

2.Effect.

Except as amended hereby, the Agreement and Amendment No. 1 shall remain in full force and effect.

3.No Waiver.

This Letter Amendment No. 2 is effective only in the specific instance and for the specific purpose for which it is executed and shall not be considered a waiver or agreement to amend as to any provision of the Agreement and/or Amendment No. 1 in the future.

4.Counterparts.

This Letter Amendment No. 2 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Very truly yours,

Chondrial Therapeutics IP, LLC

By: /s/ Jennifer S. Johansson_____
Name: Jennifer S. Johansson
Title: Vice President of Regulatory Affairs and Counsel

ACCEPTED AND AGREED TO

as of the date first above written:

Wake Forest University Health Sciences

By: /s/ Gregory L. Burke__________
Name: Gregory L. Burke, M.D., M.Sc.
Title: Chief Science Officer